SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2006

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2006, Charter Communications, Inc. ("Charter"), the indirect parent company and manager of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, amended its 2005 Executive Cash Award Plan for eligible participants hired in 2006. As originally adopted, the Plan provided that each participant be granted an award which represents an opportunity to receive cash payments based on the participant's salary in 2005 through 2009. As amended, the Plan will provide that each new participant hired in 2006, be granted an award based on the participant's salary in 2006 through 2010. Thus, an award for any new participant will be credited in book entry format to a participant's account in an amount equal to 100% of a participant's base salary on the date of Plan approval in 2006 and 20% of participant's base salary in each year 2007 through 2010, based on that participant's base salary as of May 1 of the applicable year. The Plan awards will vest at the rate of 50% of the plan award balance at the end of 2008 and 100% of the plan award balance at the end of 2010. Other provisions of the Plan remain the same.

The 2005 Executive Cash Award Plan, amended for 2006, is attached as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 18, 2006, the Board of Directors of Charter elected Rajive Johri as a Class B Director of Charter. Mr. Johri, 56, is the President of First National Bank of Omaha’s credit card business and has more than 30 years of leadership experience in marketing and business strategy. Mr. Johri holds a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology and an M.B.A. from the Indian Institute of Management. Mr. Johri was also elected a member of Charter's Audit Committee, replacing Mr. John Tory, who resigned from the Audit Committee due to other time demands.

Mr. Tory, who had previously announced that he intended to resign from the Board of Directors, has agreed to remain as a director of Charter.

A press release announcing Mr. Johri's election is filed herewith as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2006, the Board of Directors of Charter adopted an amendment to Section 3.2 of Charter's Bylaws. The amendment increases the number of Charter's Directors from 11 to 12, until changed by resolution of the Board of Directors. The amendment also clarifies that the holders of Charter's Class B common stock shall elect all Charter directors except for one director who shall be elected by the holders of the Class A and Class B common stock, voting as one class.

The amendment to Charter's Bylaws is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Ninth Amendment to the Amended and Restated By-Laws of Charter Communications, Inc. adopted as of April 18, 2006 (Incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 21, 2006 (File No. 000-27927)).
10.1	The 2005 Executive Cash Award Plan, amended for 2006 (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 21, 2006 (File No. 000-27927)).
99.1	Press release dated April 21, 2006 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 21, 2006 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: April 21, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

  CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
  Registrant

Dated: April 21, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

3.1	Ninth Amendment to the Amended and Restated By-Laws of Charter Communications, Inc. adopted as of April 18, 2006 (Incorporated by reference to Exhibit 3.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 21, 2006 (File No. 000-27927)).
10.1	The 2005 Executive Cash Award Plan, amended for 2006 (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 21, 2006 (File No. 000-27927)).
99.1	Press release dated April 21, 2006 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 21, 2006 (File No. 000-27927)).